MML SERIES INVESTMENT FUND

Supplement dated August 26, 2011 to the

Prospectus dated May 1, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information supplements the information found under Portfolio Managers on page 76 for the MML Income & Growth Fund:

David J. Cassese, CFA is a Director at BlackRock. He has managed the Fund since August 2011.

The following information supplements the information found under the heading Subadvisers and Portfolio Managers on page 134 in the section titled Management of the Funds:

David J. Cassese, CFA

is jointly responsible for the day-to-day management of the MML Income & Growth Fund’s portfolio. Mr. Cassese has been a Director of BlackRock, Inc. since 2011. Previously, he was a Portfolio Manager of Oppenheimer Capital from 2005 to 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-11-02

MML SERIES INVESTMENT FUND

MML Income & Growth Fund

Supplement dated August 26, 2011 to the

Summary Prospectus dated May 1, 2011

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

The following information supplements the information found under Portfolio Managers:

David J. Cassese, CFA is a Director at BlackRock. He has managed the Fund since August 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

11-01